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                                                                   EXHIBIT 10.17

                                 AMENDMENT NO. 3
                                       TO
                          CREDIT AND SECURITY AGREEMENT

                  THIS AMENDMENT NO. 3 TO CREDIT AND SECURITY AGREEMENT ("Amendment") is made and entered into this 21st day of August 2001, by and between LIFECORE BIOMEDICAL, INC., a Minnesota corporation (the "Borrower"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association (the "Lender").

                                    RECITALS:

                  A. The Borrower and the Lender are parties to that certain Credit and Security Agreement dated as of December 29, 1998, as amended by that certain Amendment No. 1 to Credit and Security Agreement dated as of February 7, 2000 and as further amended by that certain Amendment No. 2 to Credit and Security Agreement dated as of July 21, 2000 (as so amended, and as may be hereafter amended from time to time, the "Credit Agreement").

                  B. The Borrower and the Lender desire to amend certain provisions of the Credit Agreement, to provide for waivers of certain financial covenant defaults that has occurred under the Credit Agreement, and to provide for a waiver of certain financial covenants under the Credit Agreement, all on the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

                  1. Definitions. All capitalized terms used herein shall have the meanings given such terms in the Credit Agreement.

                  2. Waiver.

                           (a) The Borrower agreed, pursuant to Section 7.1 of
                  Supplement A to the Credit Agreement, not to permit the Net Worth of Borrower to be less than: (i) as of April 30, 2001, $52,933,000, and (ii) as of May 31, 2001, $51,000,000, plus
                  50% of the Borrower's cumulative after-tax net income (without deduction for losses) earned on or after July 1, 1998, plus 100% of the book value increase resulting from the issuance of any capital stock including, without limitation, any increase in paid-in capital resulting from such issuance. The Borrower has advised the Lender that the Net Worth of the Borrower on such dates was less than the minimum Net Worth requirement for the periods ending on such dates.

                           (b) The Borrower has requested that the Lender waive
                  the Borrower's noncompliance with Section 7.1 of Supplement A to the Credit Agreement by reason of the events and circumstances described in subparagraph 2(a) above and, in reliance upon the accuracy of the description set forth in subparagraph 2(a)


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                  above of the events and circumstances necessitating the
                  requested waiver, the Lender hereby waives the Borrower's noncompliance with Section 7.1 of the Credit Agreement by reason of the events and circumstances described in subparagraph 2(a) above.

                           (c) The Borrower agreed, pursuant to Section 7.6 of
                  Supplement A to the Credit Agreement, not to permit the FCC Ratio of the Borrower to be less than 1.10 to 1.0 for the period of nine (9) consecutive months ending on March 31, 2001. The Borrower has advised the Lender that the FCC Ratio of the Borrower on such date for such period was 1.05 to 1.0.

                           (d) The Borrower has requested that the Lender waive
                  the Borrower's noncompliance with Section 7.6 of Supplement A to the Credit Agreement by reason of the events and circumstances described in subparagraph 2(c) above and, in reliance upon the accuracy of the description set forth in subparagraph 2(c) above of the events and circumstances necessitating the requested waiver, the Lender hereby waives the Borrower's noncompliance with Section 7.6 of the Credit Agreement by reason of the events and circumstances described in subparagraph 2(a) above.

                           (e) The Borrower agreed, pursuant to Section 6.3 of
                  the Credit Agreement, not to purchase or lease or otherwise acquire all or substantially all the assets of any Person except for Investments permitted by Section 6.11. The Borrower has advised Lender that it desires to acquire a joint venture in Scandinavia known as Lifecore Biomedical AB ("Joint Venture") for a total amount of $375,000.

                           (f) The Borrower has requested that the Lender waive
                  this covenant with respect to Borrower's proposed acquisition of the Joint Venture. By reason of the events and circumstances described in subparagraph 2(e) above and, in reliance upon the accuracy of the description set forth in subparagraph 2(e) above of the events and circumstances necessitating the requested waiver, the Lender hereby waives the covenant set forth in Section 6.3 only with respect to the acquisition of the Joint Venture specifically described in subparagraph 2(e) above.

                           (g) In consideration of the waivers provided for in
                  Subparagraphs 2(b), 2(d) and 2(f) above, the Borrower acknowledges and agrees that (i) except as expressly provided herein, the Credit Agreement and the other Loan Documents remain in full force and effect, (ii) the obligations of the Borrower and the other Obligors to the Lender under the Credit Agreement and the other Loan Documents are not, as of the date hereof, subject to any offset, counterclaim or defense of any type or kind, (iii) the waivers provided for herein extend and apply only to the provisions of the Credit Agreement specifically referred to above, and such waiver does not extend or apply to any other term, covenant or provision of the Credit Agreement or any other Loan Document, or any document, instrument, agreement or certificate relating thereto, (iv) the waivers provided for herein extends and applies only to the events and/or circumstances specifically described



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                  herein, and such waiver does not extend or apply to ' any
                  other event or circumstance, whether known or unknown to the Lender and whether now existing or hereafter arising or occurring, and (v) no failure or delay on the part of the Lender in exercising any right or power or privilege under the Credit Agreement or any other Loan Document shall operate as a waiver thereof.

                           3. Amendments.

                           (a) Section 1.1 of the Credit Agreement is hereby
                  amended by deleting the defined terms "Business Day," "Reference Rate," as they appear therein, and substituting in lieu thereof the following definitions:

                                    "Business Day" means any day (other than a
                           Saturday, Sunday or legal holiday in the State of Minnesota) on which national banks are permitted to be open in Minneapolis, Minnesota and New York, New York.

                                    "Prime Rate" means the rate of interest from
                           time to time announced by the Lender as its "prime rate." For purposes of determining any interest rate which is based on the Prime Rate, such interest rate shall be adjusted each time that the prime rate changes.

                  In addition, all references in the Credit Agreement and in any of the Loan Documents to the term "Reference Rate" are hereby amended to refer to the "Prime Rate".

                           (b) The following definitions are hereby added to the
                  Credit Agreement:

                                    "Annual Line Fee" shall have the meaning
                           given such term in Supplement A.

                           (c) A new paragraph 2.4(e) is added to the Credit
                  Agreement as follows:

                                    (e) ANNUAL LINE FEE. The Borrower shall pay
                           to Lender an Annual Line Fee in the amount indicated on Supplement A.

                  (d) Supplement A to the Credit Agreement is hereby amended and restated in its entirety to conform to Supplement A (Amended 8/2001) attached hereto.

                  (e) The Borrowing Base Certificate attached as Exhibit A to the Credit Agreement is hereby amended and restated in its entirety to conform to the Borrowing Base Certificate attached to this Amendment as Exhibit A.




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                  (f) Attachment No. 1 to the Compliance Certificate attached as
         Exhibit B to the Credit Agreement is hereby amended and restated in its entirety to conform to Attachment No. 1 to Compliance Certificate attached to this Amendment as Exhibit B.

                  4. Conditions Precedent. The amendments contained in this Amendment shall become effective upon delivery by the Borrower of the following:

                  (a) This Amendment duly executed by the Borrower.

                  (b) A copy of the resolutions of the Board of Directors of the Borrower authorizing the execution, delivery and performance of this Amendment certified as true and accurate by its Secretary or Assistant Secretary, along with a certificate of such Secretary or Assistant Secretary which (i) certifies that there has been no amendment to the Articles of Incorporation or Bylaws of the Borrower since true and accurate copies of the same were delivered to the Lender with a certificate of the Secretary of the Borrower dated December 29, 1998,
         (ii) identifies each officer of the Borrower authorized to execute this Amendment and any other instrument or agreement executed by the Borrower in connection with this Amendment, and (iii) sets forth specimen signatures of each officer of the Borrower referred to above and identifies the office or offices held by such officer.

                  (c) Such other documents, instruments and agreements as the Lender may require, and payment of all unpaid legal fees and expenses incurred by the Lender through the date of this Amendment in connection with the Credit Agreement and this Amendment.

                  5. Representations; No Default. The Borrower represents and warrants that: (a) the Borrower has the power and legal right and authority to enter into this Amendment and has duly authorized the execution and delivery of this Amendment and other agreements and documents executed and delivered by the Borrower in connection herewith, (b) neither this Amendment nor the agreements contained herein contravene or constitute a default under any agreement, instrument or indenture to which the Borrower is a party or a signatory, or any provision of the Borrower's Articles of Incorporation, Bylaws or, to the best of the Borrower's knowledge, any other agreement or requirement of law, or result in the imposition of any lien or other encumbrance on any of its property under any agreement binding on or applicable to the Borrower or any of its property except, if any, in favor of the Lender, (c) no consent, approval or authorization of or registration or declaration with any party, including but not limited to any governmental authority, is required in connection with the execution and delivery by the Borrower of this Amendment or other agreements and documents executed and delivered by the Borrower in connection herewith or the performance of obligations of the Borrower herein described, except for those which the Borrower has obtained or provided and as to which the Borrower has delivered certified copies of documents evidencing each such action to the Lender, and (d) no events have been taken place and no circumstances exist at the date hereof which would give the Borrower grounds to assert a



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defense, offset or counterclaim to the obligations of the Borrower under the
Credit Agreement or the other Loan Documents.

                  6. Affirmation, Further References. The Lender and the Borrower each acknowledge and affirm that the Credit Agreement, as hereby amended, is hereby ratified and confirmed in all respects and all terms, conditions and provisions of the Credit Agreement, except as amended by this Amendment, shall remain unmodified and in full force and effect. All references in any document or instrument to the Credit Agreement are hereby amended and shall refer to the Credit Agreement as amended by this Amendment.

                  7. Merger and Integration, Superseding Effect. This Amendment, from and after the date hereof, embodies the entire agreement and understanding between the parties hereto and supersede and have merged into them all prior oral and written agreements on the same subjects by and between the parties hereto with the effect that this Amendment, shall control with respect to the specific subjects hereof and thereof.

                  8. Severability. Whenever possible, each provision of this Amendment and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

                  9. Successors. This Amendment shall be binding upon the Borrower and the Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower and the Lender and the successors and assigns of the Lender.

                  10. Legal Expenses. The Borrower agrees to reimburse the Lender, upon execution of this Amendment, for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses of Briggs and Morgan, P.A., counsel for the Lender) incurred in connection with the Credit Agreement, including in connection with the negotiation, preparation and execution of this Amendment and all other documents negotiated, prepared and executed in connection with this Amendment, and in enforcing the obligations of the Borrower under this Amendment, and to pay and save the Lender harmless from all liability for, any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment, which obligations of the Borrower shall survive any termination of the Credit Agreement.



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                  11. Headings. The headings of various sections of this
Amendment have been inserted for reference only and shall not be deemed to be a part of this Amendment.

                  12. Counterparts. This Amendment may be executed in several counterparts as deemed necessary or convenient, each of which, when so executed, shall be deemed an original, provided that all such counterparts shall be regarded as one and the same document, and either party to this Amendment may execute any such agreement by executing a counterpart of such agreement.

                  13. Governing Law. This Amendment shall be governed by the internal laws of the State of Minnesota, without giving effect to conflict of law principles thereof.



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                  IN WITNESS WHEREOF, the parties hereto have entered into this
Amendment as of the date first above written.


                                        U.S. BANK NATIONAL ASSOCIATION,
                                          a national banking association



                                        By  /s/ Raoul Booton
                                            ------------------------------------
                                          Its   RM
                                                --------------------------------


                                        LIFECORE BIOMEDICAL, INC.,
                                          a Minnesota corporation



                                        By  /s/ James W. Bracke
                                            ------------------------------------
                                          Its  President & CEO
                                               ---------------------------------


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